                                                                  Exhibit 10.T.7


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                            ADMINISTRATION AGREEMENT


                          dated as of September 1, 1998


                                     between


               FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1
                                  (the "Trust")


                                       and


                           FINOVA CAPITAL CORPORATION
                    (the "Administrator" and the "Servicer")







================================================================================

                                TABLE OF CONTENTS

                                                                                           Page

Section 1.  Duties of the Administrator..................................................   2


Section 2.  Duties of the Servicer with Respect to the Trust and Servicing Agreement.....   4


Section 3.  Records......................................................................   5


Section 4.  Compensation.................................................................   5


Section 5.  Additional Information to Be Furnished to the Trust..........................   5


Section 6.  Independence of the Administrator............................................   5


Section 7.  No Joint Venture.............................................................   5


Section 8.  Other Activities of Administrator and Servicer...............................   5


Section 9.  Term of Agreement; Resignation and Removal of Administrator or Servicer......   6


Section 10.  Action upon Termination, Resignation or Removal of the Administrator........   7


Section 11.  Notices.....................................................................   7


Section 12.  Amendments..................................................................   8


Section 13.  Successor and Assigns.......................................................   9


Section 14.  Governing Law...............................................................   9


Section 15.  Headings....................................................................   9


Section 16.  Counterparts................................................................   9


Section 17.  Severability................................................................   9


Section 18.  Limitation of Liability of Owner Trustee....................................   9


Section 19.  Benefit of Agreement........................................................  10


Section 20.  Bankruptcy Matters..........................................................  10


Section 21.  Capitalized Terms...........................................................  10


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                            ADMINISTRATION AGREEMENT

                  ADMINISTRATION AGREEMENT dated as of September 1,1998, between FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1, a Delaware business trust (the "Trust"), FINOVA CAPITAL CORPORATION, a Delaware corporation, as the Administrator (in such capacity, the "Administrator") and as the Servicer (in such capacity, the "Servicer").

                              W I T N E S S E T H:

                  WHEREAS, the Trust is a business trust (the "Trust") under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.) created by a Trust and Servicing Agreement relating to the Trust dated as of September 1, 1998 (the "Trust and Servicing Agreement"), among FINOVA Realty Capital Warehouse Funding, L.P., as Depositor (the "Depositor"), FINOVA Capital Corporation, as Loan Originator (the "Loan Originator"), the Servicer, FINOVA Capital Corporation, as Transfer Obligor and Wilmington Trust Company, as Owner Trustee; and

                  WHEREAS, the Trust will issue Certificates (the
"Certificates"); and

                  WHEREAS, the Certificates will represent undivided interests in the Owner Trust Estate, as more particularly set forth in the Trust and Servicing Agreement; and

                  WHEREAS, the Trust has entered into certain agreements in connection with the issuance of the Certificates, including the Trust and Servicing Agreement, the Custodial Agreement, and the Certificate Purchase Agreement being hereinafter referred to collectively as the "Related Agreements"); and

                  WHEREAS, pursuant to the Related Agreements, the Trust is required to perform certain duties in connection with the Certificates and the Owner Trust Estate therefor; and

                  WHEREAS, the Trust desires to have the Administrator and the Servicer, respectively, perform certain of the duties of the Trust referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Trust may from time to time request; and

                  WHEREAS, the Administrator and the Servicer have the capacity to provide the respective services required hereby and are willing to perform such services for the Trust on the terms set forth herein.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

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         Section 1.        Duties of the Administrator.

                  (a) Duties with Respect to the Certificate Purchase Agreement and the Trust and Servicing Agreement.

                           (i) The Administrator agrees to perform all of the duties of the Trust under the Certificate Purchase Agreement. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Trust under the Trust and Servicing Agreement and the Certificate Purchase Agreement. The Administrator shall monitor the performance of the Trust and shall notify the Owner Trustee when action is necessary to comply with the Trust's duties under the Trust and Servicing Agreement and the Certificate Purchase Agreement. In addition to the foregoing, the Administrator shall take all appropriate action that is the duty of the Trust to take with respect to the following matters under the Trust and Servicing Agreement (parenthetical section references are to sections of the Trust and Servicing Agreement):

                                    (A) the preparation of the Certificates and
                  the execution of the Certificates upon their issuance and upon the registration of any transfer or exchange of the Certificates (Sections 6.03, 6.09 and 6.10);

                                    (B) the duty to cause the Certificate
                  Register to be kept and to give the Owner Trustee notice of any appointment of a new Certificate Registrar and the location, or change in location, of the Certificate Register (Section 6.10);

                                    (C) the notification of Certificateholders
                  of the final principal payment on the Certificates or of the redemption of the Certificates or the duty to cause the Owner Trustee to provide such notification (Section 16.02);

                                    (D) the preparation of or obtaining of the
                  documents and instruments required for authentication of the Certificates and delivery of the same to the Owner Trustee (Section 6.03);

                                    (E) the delivery to the Owner Trustee and
                  the Class A Certificateholders of prompt written notice of each Event of Default, each Servicer Event of Default, and each default of the Loan Originator under the Trust and Servicing Agreement (Section 4.09(k));

                                    (F) the duty to cause newly appointed Paying
                  Agents, if any, to deliver to the Owner Trustee the instrument specified in the Trust and Servicing Agreement regarding funds held in trust (Section 4.09(c));

                                    (G) directing the Owner Trustee to deposit
                  moneys with Paying Agents, if any, other than the Owner Trustee (Section 4.09(c));

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                                    (H) monitoring the Trust's obligations as to
                  the performance of its duties under the Basic Documents (Section 4.09(f));

                                    (I) causing the Servicer to open accounts in
                  the name of the Owner Trustee for the benefit of the Certificateholders (Section 7.01);

                                    (J) notifying each Certificateholder of a
                  redemption of the Certificates (Section 16.02(b)) and the duty to cause the Majority Class B Certificateholders to deposit the Termination Price into the Collection Account in accordance with Section 16.02 of the Trust and Servicing Agreement (Section 16.02(a));

                                    (K) recording the Trust and Servicing
                  Agreement, if required, pursuant to Section 17.03 of the Trust and Servicing Agreement (Section 17.03);

                                    (L) performing the duties of the
                  Administrator specified in Section 13.02 of the Trust and Servicing Agreement required to be performed in connection with the resignation or removal of the Owner Trustee;

                                    (M) performing such matters with respect to
                  the conveyance and pledge of Loans under the Basic Documents as may be required on any Transfer Date;

                                    (N) insuring that each Hedging Instrument
                  complies with the requirements set forth in Sections 9.01(a) and (e) of the Trust and Servicing Agreement; and

                                    (O) performing any other duties expressly
                  required to be performed by the Administrator under the Trust and Servicing Agreement.

                           (ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in the Trust and Servicing Agreement with respect to, among other things, accounting and reports to Certificateholders; provided, however, that the Owner Trustee shall retain responsibility for the distribution of the Schedule K-1's necessary to enable each Certificateholder to prepare its federal and state income tax returns.

                  (b) Administrator to Take Direction of Trust. In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Trust and shall be, in the Administrator's reasonable judgment, no less favorable to the Trust than would be available from unaffiliated parties.

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         Section  2. Duties of the Servicer with Respect to the Trust and
                  Servicing Agreement.

                  (a) The Servicer shall take all appropriate action that is the duty of the Trust to take with respect to the following matters under the Trust and Servicing Agreement (parenthetical section references are to sections of the Trust and Servicing Agreement):

                           (i) preparation and execution of all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section
         4.09 of the Trust and Servicing Agreement, necessary to protect the interest of the Owner Trustee and the Certificateholders in the Owner Trust Estate (Section 4.09);

                           (ii) annual delivery of the Officers' Certificate and certain other statements, in accordance with Section 4.09(h) of the Trust and Servicing Agreement, as to the Trust's compliance with the Trust and Servicing Agreement (Section 4.09);

                           (iii) monitoring the Trust's compliance with its negative covenants (Section 4.09(g)) and the compliance of the Servicer with certain of its obligations under the Trust and Servicing Agreement (Section 4.09(i));

                           (iv) compliance with any directive of the Owner Trustee with respect to the sale of the Owner Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing under the Trust and Servicing Agreement (Section 15.08);

                           (v) preparing Trust Orders and obtaining of Opinions of Counsel with respect to any proposed amendment of the Trust and Servicing Agreement or amendment to or waiver of any provision of any other document relating to the Trust Agreement (Section 17.02).

                   (b) Additional Duties. In addition to the duties of the Servicer set forth above, the Servicer shall prepare for execution by the Trust or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Trust to take pursuant to the Related Agreements. Subject to Section 5 hereof and in accordance with the directions of the Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Owner Trust Estate (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Servicer.

                  (c) Withholding Tax. Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Trust's



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payments (or allocations of income) to a Certificateholder as contemplated in
Section 11.07(b) of the Trust and Servicing Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

         Section 3. Records.

                  The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Trust, any Certificateholder and the Servicer at any time during normal business hours.

         Section 4. Compensation.

                  The Administrator will perform the duties and provide the services called for under Section 1 hereof for such compensation as shall be agreed upon among the Administrator and the Servicer. The Servicer shall pay the reasonable expenses of the Administrator incurred in the performance of its duties hereunder. The Administrator agrees to perform all its duties under this Agreement regardless of any non-payment of fees or expenses by the Servicer.

         Section 5. Additional Information to Be Furnished to the Trust.

                  The Administrator shall furnish to the Trust from time to time such additional information regarding the Owner Trust Estate as the Trust shall reasonably request.

         Section 6. Independence of the Administrator.

                  For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Trust or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Trust, the Administrator shall have no authority to act for or represent the Trust or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Trust or the Owner Trustee.

         Section 7. No Joint Venture.

                  Nothing contained in this Agreement (i) shall constitute the Administrator or the Servicer, respectively, and either the Trust or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

         Section 8. Other Activities of Administrator and Servicer.

                  Nothing herein shall prevent the Administrator, the Servicer or their respective Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar



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capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Trust or the Owner Trustee.

         Section 9. Term of Agreement; Resignation and Removal of Administrator or Servicer.

                  (a) This Agreement shall continue in force until the termination of the Trust and Servicing Agreement in accordance with its terms, upon which event this Agreement shall automatically terminate.

                  (b) Subject to Section 9(e) hereof, the Administrator or the Servicer may resign their respective duties hereunder by providing the Trust with at least 60 days' prior written notice.

                  (c) Subject to Section 9(e) hereof, the Trust may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

                  (d) Subject to Section 9(e) hereof, the Trust may remove the Administrator immediately upon written notice of termination from the Trust to the Administrator if any of the following events occurs:

                           (i) the Administrator defaults in the performance of any of its duties under this Agreement and, after notice of such default, does not cure such default within 30 days (or, if such default cannot be cured in such time, does not give within ten days such assurance of cure as shall be reasonably satisfactory to the Trust);

                           (ii) a court having jurisdiction in the premises enters a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or orders the winding-up or liquidation of its affairs; or

                           (iii) the Administrator commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, consents to the entry of an order for relief in an involuntary case under any such law, consents to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, consents to the taking of possession by any such official of any substantial part of its property, makes any general assignment for the benefit of creditors or fails generally to pay its debts as they become due.

                  The Administrator agrees that if any of the events specified in clause (ii) or clause (iii) of this Section 9(d) shall occur, it shall give written notice thereof to the Trust and the Owner Trustee within seven days after the happening of such event.

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                  (e) No resignation or removal of the Administrator or
Servicer, respectively, pursuant to this Section 9 shall be effective until (i) a successor Administrator or Servicer, as the case may be, acceptable in writing to the Majority Certificateholders in their sole discretion, shall have been appointed by the Trust and (ii) such successor Administrator or Servicer shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator or Servicer is bound hereunder.

                  (f) The Servicer's appointment hereunder will terminate automatically on the Servicer's resignation or removal under the Trust and Servicing Agreement.

         Section 10. Action upon Termination, Resignation or Removal of the Administrator.

                  Promptly upon the effective date of termination of this Agreement pursuant to Section 9(a) or the resignation or removal of the Administrator pursuant to Section 9(b) or (c), respectively, the Administrator shall be entitled to be paid all reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 9(a) deliver to the Trust all property and documents of or relating to the Collateral then in the custody of the Administrator and, in the event of the resignation or removal of the Administrator pursuant to Section 9(b), (c) or (d), the Administrator shall cooperate with the Trust and take all reasonable steps requested to assist the Trust in making an orderly transfer of the duties of the Administrator.

         Section 11. Notices.

               Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

                            (a)     if to the Trust, to

                            FINOVA Commercial Mortgage Loan Owner Trust 1998-1 c/o Wilmington Trust Company
                            Rodney Square North
                            1100 North Market Street
                            Wilmington, Delaware 19890

                            Attention: Corporate Trust Administration
                            Telecopy: (302) 651-8882
                            Telephone:(302) 651-1000



                             with a copy to the Servicer, to

                             FINOVA Capital Corporation
                             1850 N. Central Ave.
                             Phoenix, AZ 85004

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


                            Attention: Frederick C. Bauman
                            Telecopy number:  (602) 207-5036
                            Telephone number:  (602) 207-6904


                            (b) if to the Administrator or to the Servicer, to

                            FINOVA Capital Corporation
                            1850 N. Central Ave.
                            Phoenix, AZ 85004

                            Attention: Frederick C. Bauman
                            Telecopy number:  (602) 207-5036
                            Telephone number:  (602) 207-6904



or to such other address, telecopy number or telephone number as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given upon receipt, if such notice is mailed by certified mail, postage prepaid, or hand delivered to the address of such party as provided above and, in the case of notices provided by facsimile transmission (with a copy delivered by overnight courier), upon telephone confirmation of receipt thereof.

         Section 12. Amendments.

                  This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Trust, the Administrator and the Servicer, with the prior written consent of the Owner Trustee and the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner, the rights of the Certificateholders. This Agreement may also be amended by the Trust, the Administrator and the Servicer with the prior written consent of the Owner Trustee and the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments in respect of the Loans or distributions that are required to be made for the benefit of the Certificateholders or (ii) reduce the aforesaid Percentage Interests of the Holders of Certificates which are required to consent to any such amendment, in the case of either clause (i) or clause (ii) hereof, without the unanimous consent of the Certificateholders. Notwithstanding the foregoing, the Administrator may not amend this Agreement without the permission of the Servicer, which permission shall not be withheld unreasonably.

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         Section 13. Successor and Assigns.

                  This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Majority Certificateholders, the Owner Trustee and the Servicer. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Majority Certificateholders, the Owner Trustee or the Servicer to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided, however, that such successor organization executes and delivers to the Initial Class A Certificateholder, the Trust, the Owner Trustee and the Servicer an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

         Section 14. Governing Law.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 15. Headings.

                  The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

         Section 16. Counterparts.

                  This Agreement may be executed in any number of counterparts, each of which when so executed shall together constitute but one and the same agreement.

         Section 17. Severability.

                  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 18. Limitation of Liability of Owner Trustee.

                  Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in



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its capacity as Owner Trustee of the Trust and in no event shall Wilmington
Trust Company in its individual capacity or any beneficial owner of the Trust have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust hereunder, as to all of which recourse shall be had solely to the assets of the Trust. For all purposes of this Agreement, in the performance of any duties or obligations of the Trust hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles XI and XII of the Trust and Servicing Agreement.

         Section 19. Benefit of Agreement.

                  It is expressly agreed that in performing its duties under this Agreement, the Administrator will act for the benefit of the Certificateholders as well as for the benefit of the Trust, and that such obligations on the part of the Administrator shall be enforceable by the Owner Trustee or the Trust.

         Section 20. Bankruptcy Matters.

                  No party to this Agreement shall take any action to cause the Trust to dissolve in whole or in part or file a voluntary petition or otherwise initiate proceedings to have the Trust adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief of the Trust as debtor under any applicable federal or state law relating to bankruptcy, insolvency or other relief for debtors with respect to the Trust; or seek or consent to the appointment of any trustee, receiver, conservator, assignee, sequestrator, custodian, liquidator (or other similar official) of the Trust or of all or any substantial part of the properties and assets of the Trust, or cause the Trust to make any general assignment for the benefit of creditors of the Trust or take any action in furtherance of any of the above actions.

         Section 21. Capitalized Terms.

                  Capitalized terms used and not defined herein have the meanings assigned to them in the Indenture. Capitalized terms used and not defined herein have the meanings assigned to them in the Trust and Servicing Agreement.

                            [SIGNATURE PAGE FOLLOWS]



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

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.



                             FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1,
                                as the Trust


                             By:    Wilmington Trust Company,
                                    not in its individual capacity
                                    but solely as Owner Trustee

                             By:  /s/ James P. Lawler
                                  ______________________________________
                                  Name:  James P. Lawler
                                  Title:    Vice President



                             FINOVA CAPITAL CORPORATION,
                                 as the Servicer and as the Administrator



                             By:   /s/ Meilee Smythe
                                  ______________________________________
                                   Name:  Meilee Smythe
                                   Title:  Senior Vice President - Treasurer